UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 8, 2009
NeuStar, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction Of incorporation)	001-32548 (Commission File Number)	52-2141938 (IRS Employer Identification No.)

46000 Center Oak Plaza Sterling, Virginia (Address of principal executive offices)	20166 (Zip Code)
(571) 434-5400
(Registrant’s telephone number, including area code.)
N/A
(Former name and former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On July 8, 2009, the Federal Communications Commission (the “FCC”) delivered to NeuStar, Inc. (the “Company”) a short-term contract (the “NANPA Contract”) under which the Company will continue to serve as the North American Numbering Plan Administrator. The Company has been serving as the North American Numbering Plan Administrator since 2003.
     The NANPA Contract is a fixed-fee government contract whose term commences on July 9, 2009. The NANPA Contract has an initial term of six-months and has two six-month options exercisable by the FCC.
     In addition to serving as the North American Numbering Plan Administrator, the Company has in the past served, and continues to serve, as the National Pooling Administrator pursuant to a separate contract with the FCC.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2009	NEUSTAR, INC.
	By:	/s/ Paul S. Lalljie
		Name:	Paul S. Lalljie
		Title:	Senior Vice President, Chief Financial Officer and Treasurer